Abakan™

Tomorrow's Advanced Coatings. Today



www.abakaninc.com

November 01, 2012

INVESTMENT DISCLAIMER

The information provided herein is for assistance only and is not intended to be and must not be taken alone as the basis for an investment decision. Each recipient of this information should make such investigations as it deems necessary to arrive at an independent evaluation of an investment in Abakan and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment.

This information is based upon information collected by Abakan, and is being furnished on a confidential basis, solely for use by prospective investors in and/or potential strategic business associates of the company (collectively "recipient). The use or distribution of this information to any other parties or for any other purposes is not authorized.

Neither Abakan nor any of its employees, affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained herein or in any other written or oral communication transmitted or made available to a recipient. Each of such parties expressly disclaims any and all liability relating to or resulting from the use of this information or such communications by a recipient or any of its affiliates or representatives. Only those specific, express representations and warranties, if any, which may be made to a recipient in one or more definitive written agreements when, as and if executed, and subject to all such limitations and restrictions as may be specified in such definitive written agreements, may be relied on by a recipient or have any legal effect whatsoever.

Material portions of the information constitute "forward-looking statements" which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", "plan", or "continue" or the negative form thereof or other variations thereon or comparable terminology. Such forward-looking statements represent the subjective views of the management of Abakan, and management's current estimates of future performance are based on assumptions which management believes are reasonable but which may or may not prove to be correct. There can be no assurance that management's views are accurate or that management's estimates will be realized, and nothing contained herein is or should be relied on as a representation, warranty or promise as to the future performance or condition of Abakan. Industry experts may disagree with these assumptions and with management's view of the market and the prospects of Abakan.

The sole purpose of this information is to assist a recipient in deciding whether to proceed with further investigation but this information does not purport to contain all material information that an interested party might consider in investigating Abakan. A recipient should conduct his or her own independent analysis and investigation. This information shall not be construed to indicate that there has not been any change in the financial condition, business, operations, plans or other affairs of the company since the date of preparation. Abakan does not expect to update or otherwise revise this information to reflect any such changes.

The recipient of this information acknowledges and agrees that: (a) all of the information contained herein or received in written or oral form from the company will be kept confidential; (b) the recipient will not reproduce this information, in whole or in part; (c) if the recipient does not wish to pursue this matter, it will return the information to Abakan as soon as practicable, together with any other material relating to Abakan which the recipient may have received from Abakan; and (d) proposed actions by the recipient which are inconsistent in any manner with the foregoing agreement will require the prior written consent of Abakan.

THIS INFORMATION IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Abakan reserves the right, in its sole discretion, to reject any and all proposals made by or on behalf of any recipient, to accept any such proposal, to negotiate with one or more recipients at any time, and to enter into a definitive agreement without prior notice to other recipients. Abakan also reserves the right to terminate, at any time, further participation in the investigation and proposal process by, or discussions or negotiations with, any recipient without reason.

Abakan™

There is an Urgent Need for our Products

- **The International Energy Agency (IEA) estimates that 70% of the world's remaining oil reserves consist of heavy, high sulfur "sour" crude.** Oil companies must either seek new sources of lighter, easier to extract and refine crude oil, or find new methodologies to utilize the world's existing heavy oil reserves. It becomes imperative for oil producers and EPC companies to use large amounts of **corrosion resistant clad pipes to successfully execute the projects**.

- Out of the 225 oil and gas fields being developed across the globe, **158** are highly corrosive and would require clad pipes in large volume

- Our estimates suggest that on average, each of these fields would require 10 km's of clad pipe or roughly **$40 million each** – that equates to **$6.3 billion** worth of clad pipe over the next 3 years.

- One of Abakan's 4-line clad pipe manufacturing facilities, at 3 shifts/day, is designed to produce 1 kilometer of clad 10" pipe every 3 days. That's up to **100 km's of clad pipe per year** with approximately **$300 million in annual revenue potential.**

Recent News

Development

- Completed multiple phases and milestones under cooperative agreement supported by Petrobras, and on schedule for qualifying our clad pipe product for oil and gas applications. Completed development of ID cladding tool and demonstrated internal cladding of prototype 10" diameter pipes.

Commercialization

- USA: Closed a $1 million loan that enables us to complete our first 1-line clad pipe facility in Ohio, which will coat standard 12 meter steel tubes (annual revenue potential: $65 million)
- Brazil: Retained Law Firm (Derraik & Menezes), incorporated two subsidiaries, will use associated auditors & tax advisors of Abakan's auditors (BDO International), retained construction manager, a construction firm and all long lead items will be ordered (CermaClad arc lamp systems, specialty pipe handling equipment & testing equipment) by December that will be installed at this facility
- Canada: On track to set-up a R&D facility in Alberta with support of Gov. of Alberta and other partners
- Middle East, India, Russia, South Korea: In talks to partner with sovereign wealth funds, and/or strategic partners to set-up international operations

Recognition

- Wall Street Journal #1 Global Manufacturing Technology Award for 2012
- Both CermaClad and PComP won the Global 'R&D 100' Award (Oscars of Innovation)
- Forbes #1 Most Promising Material Science Co. in the U.S

Abakan™

Partners, Customers, Awards

Department of Energy · United States of America
Department of Defense · United States of America
Department of the Navy · United States of America
NASA
U.S. Air Force
United States Marine Corps
U.S. Army
Oak Ridge National Laboratory
2012 R&D 100 50th Anniversary
Forbes 2011 Most Promising Companies
Nortech Innovation Awards
NIST National Institute of Standards and Technology
TIP Technology Innovation Program

Esso
Imperial Oil
GE
bp
metso
Tenaris
BR Petrobras
Exxon
NOV
Shell
Eaton
Chevron
General Dynamics
Schlumberger
Boeing
Technip
Suncor Energy
Oshkosh
Caterpillar
Timken
ConocoPhillips
Lockheed Martin
Syncrude
Halliburton
Evraz

Opportunity

Longer life Coatings

- Advanced corrosion and wear resistant nanocomposite coating materials that provide up to **80X longer life** at the lowest life-cycle cost compared to current alternatives

High-Speed Large-Area Coating Application Process

- Up to **80X higher productivity** that enables **3-6X longer life** for metal assets at the lowest life-cycle cost. High productivity allows 90% capital cost reduction for setting up local content manufacturing compared to competing weld overlay and laser cladding processes

High-Strength, Low-Weight Metal Composites

- Entered into a Joint Development Agreement with Oshkosh and Eck industries to develop high-strength low-weight metal composites that enable equipment, machinery, cars, airplanes, etc... to become lighter, stronger and faster

Near Zero Environmental Footprint, reduced CO_2 emissions

- No significant waste streams, life extension reduces CO_2 emissions, replacing chrome plating eliminates water pollution

Large Clad Pipe Order Sizes and High ROI Projections

- An average industry order size of $30 million which generates excellent margins coupled with our capital costs that are significantly lower than competition leads to very high ROI's

Abakan™

Opportunity

- **Corrosion costs $2.2 trillion annually to the global economy**
  - Paints and Coatings is a **$100+ billion** market
  - Specialty Steel and Alloys is a **$100+ billion** market
    - Abakan technology provides the benefits of specialty alloys at cost and capital structure of coatings

- **In almost every industry the operating environment is getting more and more corrosive, hot and high in pressure**
  - Need for better materials that can withstand these challenging environments
  - Almost **70%** of the oil and gas fields being developed are extremely corrosive
    - Creates increasing demand in areas where Abakan technology offers lowest capital cost for new capacity

- **Reduced density and high strength-to-weight are the major factors propelling the demand for composite materials**
  - Metal Composite potential is over **$10+ billion** market size
  - New fuel efficiency standards combined with increasing safety standards will drive adoption of lightweight materials such as Abakan's portfolio of low-density and high-strength light metal composites

Abakan™

Intellectual Property

- 11 Full Patents
- 7 Pending US Patents, 3 Pending Global Patents, 3 additional Patents in Process
- Over $50 million in sunk R&D investment
- 5 **'R&D 100' Awards** also known as the *Oscars of Innovation*, 3 **NorTech Innovation Awards**, Technology Innovation Award from **NIST** for 100 year life coatings, 100+ awards from federal agencies, technologies recognized by **NASA**, **DOE** and other federal agencies on a regular basis
- Exclusive Agreement with the world's sole manufacturer of 100Kw+ arc lamp systems
- Agreements with top National Labs and Universities such as Oak Ridge and AMES National Labs, Case Western Reserve University, University of Akron, etc. to exclusively license surface engineering and material science technologies

2012 R&D 100 50th ANNIVERSARY

NORTECH INNOVATION AWARDS

NIST National Institute of Standards and Technology

Corporate Structure


Abakan
MesoCoat 71%*
Powdermet 41%
CermaClad™ Advanced Cladding
PComP™ Corrosion & Wear Coatings
MComP™ High Strength Metal Composites
SComP™ Energy Absorbing Light Weight Materials
SynFoam™ Syntactic Foams
ENComP™ Energy Storage
Chrome Replacements
Tungsten Carbide Replacements
CRA - Corrosion Resistant Alloys Oil & Gas Pipe ID
WR - Wear and erosion resistant, Oil & Gas Pipe ID
LT - Cargo and ballast tanks, Rebar, Pipe OD, Steel Structures
HT - High Temperature Super critical coal burners, nuclear, Navy

** 51% direct, 20.1% indirect ownership*

Abakan

CermaClad™ Process




EXTERIOR


INTERIOR

Abakan™

Imagine Painting a Large Wall

Painting a large wall with a Roller



Painting a large wall with a Pencil



VS

CermaClad™

Current Cladding Technologies

Abakan™

Comparison with Weld Overlay


CermaClad
Application Width: 12 to 30cm

VS


Traditional Laser Cladding
Application Width: 0.7cm

Clad Area:
80 – 580 sq.ft./hour

Clad Area:
3 – 19 sq.ft/hour

Abakan™

CermaClad™ Product Line

	CRA	WR	LT	HT
Purpose	High Corrosion and Fatigue Resistance	High Wear and Erosion Resistance	Thin Film Metal Coatings	Heat Resistant Materials
Target Markets	▸ Oil and Gas including downhole ▸ Chemical Plants ▸ Hydroelectric & Power ▸ Nuclear Plants ▸ Transportation	▸ Oil Sands ▸ Mining and Mineral Processing ▸ Construction Equipment	▸ Oil and Gas (transmission) ▸ Infrastructure (rebar) ▸ Ships ▸ LNG Carriers	▸ Energy ▸ Pulp & Paper ▸ Nuclear ▸ Navy (landing decks)
World Market Size	$3.8 Billion	$1.2 Billion	TBD	$400 Million +
Cladding Thickness	> 2mm	up to 15 mm	<1mm	TBD
Cladding Material	▸ Stainless Steel ▸ Inconel 625 ▸ Incoloy 825	▸ SAM Alloys ▸ Tungsten Carbide with nickel matrix	▸ Stainless Steel ▸ Nickel Alloys ▸ Aluminum Alloy	▸ Aluminides ▸ Nickel Alloys

Sources: BCC Inc., GB-325 — Inorganic Metal Finishing Technologies, December 2007; International Thermal Spray Association (ITSA) Presentation, Marc Froning, Past Chairman, ITSA; IBIS World Industry Report; Metal Coating, Engraving, Plating, Polishing & Treating in the US: 33281; May 29, 2009; Research and Markets: Paints & Coatings: Global Industry Guide; DNV Report on Ships

CermaClad™ Test Results

CermaClad™ CRA

- Current industry Standards: DNV OS F101, API 5LD
- Demonstration prototypes compliant with and meet all current industry standards
- Overlay purity typically **6X better** than competing weld overlay solutions, CermaClad™ purity 0.1mm from bond line better than current overlay 4mm away
- Strong metallurgical bond (> 30,000 psi)

CermaClad™ WR

- Test Standards: ASTM G 65
- ASTM G 65 test on CermaClad™ WR conducted by a major Oil Sands producer confirmed that CermaClad™ tungsten carbide cladding is better than Tungsten Carbide weld overlay
- Successfully applied up to 15mm thick layer of WC-NiCr wear resistant material with no cracking, and ability to apply cladding on white iron substrates with no cracking—a feat not possible with any existing overlay technology
- Cooperative agreement with Oak Ridge National Lab to develop nanocomposite amorphous alloy cladding with lab demonstrated >3X performance compared to current overlay technology

Abakan™

CermaClad™ Value Proposition Compared to Weld Overlay

Time/productivity

- 15-80X faster than weld/laser cladding
- Avoids time delay, leading to massive cost savings
- Coverage of 80-580 sq.ft./hour with a single system
- CermaClad's high production speed leads to large order delivery in months instead of years

Performance

- Significantly lower corrosion and wear rates than our competition
- True metallurgical bond, >30,000 psi
- Smoother surface (flow, inspection)
- Crack-free coatings

Cost

- 20% cheaper than competing CRA clad pipes
- Faster application lowers cost
- Allows application of thinner clad
- Avoids time delay, leading to massive cost savings



PComP™ - Technology Overview

- **PComP™** ceramic-metallic (cermet) coatings replace electrolytic hard chrome, electroplating, spray and fuse and thermal spray carbides by imparting wear and corrosion resistance and reduced friction in sliding wear applications.
  - **PComP™ T**: Low friction, high corrosion and wear resistance
  - **PComP™ S**: Low density, corrosion and spallation resistant
  - **PComP™ W**: High toughness, nanocomposite carbide for extreme wear
  - **PComP™ M**: High resistance to liquid metal corrosion

Near-Nano Composite Core

- High hardness and wear resistance
- Contains nano-dispersed friction modifiers
- Provides for fast machining


PComP™ Hierarchical Structure
Binder Coating
Nanocomposite Core

Binder Coating

- Improves adhesion and efficiency
- Provides toughness and resiliency
- Provides corrosion resistance
- Prevents compositional changes

PComP™ S and T



Coating Cost
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Spallation
Ductility
Weight
Sliding Wear
Corrosion
Coef of Friction
PComP-S
PComP-T
WC
Hard Chrome

PComP™ W


Coating Cost
10.0
8.0
6.0
4.0
2.0
0.0
Spallation
Hardness
abrasive wear
Sliding Wear
Corrosion
PComP-W
WC
Hard Chrome

PComP™ - Value Proposition

- **Lowest** life cycle cost coating solution
- Unique: Provides **both** hardness and toughness
- Featured as the **ideal replacement** for chrome plating
- **Drop-in replacement** for Tungsten carbide
- Higher spray cell and grinding **productivity**
- Reduces risk of **infant mortality**
- **Eliminates** burning of high strength steels
- **4-10X** toughness/ductility of standard carbide coatings
- Up to **80X** lower system wear
- **Environmentally friendly**, no hexavalent chrome, nickel or cobalt waste



Metal Composites Product Line

- **SComP:** A family of syntactic metal composites known for their light weight properties and ability to absorb more energy than any other known material
- **MComP:** A family of rare earth-free, ultra high-strength, light metal alloys that provide the highest strength to density ratios of any metal alloy today
- **EnComP:** This more diverse family of engineered microstructure energy based solutions includes substitutes for rocket fuel, hydrogen storage and obscurance products
- **SynFoam:** A family of structural, thermally insulating syntactic ceramic composites combining strength, high temperature functionality and low thermal conductivity into one multifunctional material

Abakan™

Metal Composites - Value Proposition

- **SComP**
  - Light weight and High energy absorption
  - 30-50% weight savings over cast aluminum
  - 10% weight savings over magnesium without magnesium's corrosion and wear limitations
- **MComP**
  - Ultra high strength and light weight
  - Operates at 300°C or higher, but at 1/3rd the density of steel
- **EnComP**
  - Engineered to release high amounts of stored energy
- **SynFoam**
  - High thermal insulation
  - High temperature functionality and low thermal conductivity into one multifunctional material

Abakan™

Metal Composites - Market Overview

- **SComP**
  - Aircraft seat brackets, cell phone and computer cases, military armor back plates and standoffs, dry bay and tankage structures for launch vehicles and railcar crash bumpers
- **MComP**
  - Beryllium replacement, armor strike faces, and high voltage transmission, transformer and DC motor (electric vehicle) wiring
- **EnComP**
  - Smoke producing munitions, mass-efficient radiation shielding, membranes, structural energetics, substitutes for rocket fuel, hydrogen storage and obscurance products
- **SynFoam**
  - Heat shields, structural and low thermal mass furnace insulation

Abakan™

Management Team

- **Robert Miller,** CEO, Director – Abakan Inc.
  - Principal investor in over 50 business ventures
  - Founded corporations, listed numerous companies on the NASDAQ, AMEX and senior listings on the Toronto Stock
  - One of the most experienced private investors in Miami, having raised over $400 million in early-stage investment capital
- **Andy Sherman,** CEO – MesoCoat Inc., Powdermet Inc.
  - Rocket scientist with over 25 years of experience in metal coatings, hierarchical structure composites, nanotechnology
  - 11 startups, no failures, raised $50 million in early stage capital and a $280M exit
  - Core member of several DOE and other planning and safety committees
  - Over 15 patents, 100 published papers, known as the go-to-guy for nanocomposites
- **Hermann Buschor,** VP of Product Development – Abakan Inc.
  - Over 35 years of international business development experience in the steel pipe industry, primarily focused on offshore coating applications

Abakan™

Board of Advisors

- **Stephen Goss**
  - Worked as an executive for multinational companies in both Brazil and Venezuela
  - Subsequently consulted to international conglomerates operating in South America
  - Fluent in 5 languages, received an Order of the British Empire
- **Mario Medanic**
  - GM of Cladtek Bimetal Manufacturing, one of the largest clad pipe manufacturers
  - Set-up and managed one of the largest clad pipe facilities with over $200M revenue
  - 25 years of experience in coatings, offshore rigs, oil and gas, and shipbuilding
- **Dr. David Diehl**
  - Led Corporate Technology Initiatives, at PPG, the 2nd largest paints and coatings company
  - Significant expertise in new materials and processes, nanotechnology, corrosion control and mitigation, technology evaluation and acquisition and new business development
- **Morris Reid**
  - Worked with high-profile individuals, international governments & corporate executives
  - Served important roles in President Bill Clinton's and Vice President Al Gore's office
  - Expert political and business marketing commentator featured on FOX News, ABC News, CNN, CNBC, MSNBC, New York Times, USA Today and other prominent media channels

ADDRESSABLE MARKETS



Abakan™

Potential Markets

CermaClad™ (Metal Cladding)

- **Oil and Gas ($2+ billion)**
  - Pipes, Risers, Flowlines
- **Oil Sands ($300 million)**
  - Slurry lines and components
- **Mining ($1+ billion)**
  - Wear plates, screens, beds
- **Nuclear and Energy Generation ($1+ billion)**
  - Heat Exchangers, Pressure Vessels, Tanks, Reactors
- **Shipbuilding ($10+ billion)**
  - Ballast and Cargo tanks
- **Infrastructure ($10+ billion)**
  - Rebars, Structures, Components

PComP™ (Metal Coating)

- **Replacing Chrome ($3.2 billion)**
- **Energy, Oil and Gas ($1+ billion)**
  - Mandrels
  - Plungers
  - Gate Valves
  - Expansion Valves
  - Sucker Rods
  - Pumps
- **Aerospace ($1+ billion)**
  - Actuator Hydraulics
  - Cylinders
  - Landing Gear
  - Gas Turbines
- **Industrial equipment and general hydraulics ($1.8+ billion)**
- **OEM, MRO ($1+ billion)**

Sources: BCC Inc., GB-325 – Inorganic Metal Finishing Technologies, December 2007; International Thermal Spray Association (ITSA) Presentation, Marc Froning, Past Chairman, ITSA; IBIS World Industry Report; Metal Coating, Engraving, Plating, Polishing & Treating in the US: 33281; May 29, 2009; Research and Markets: Paints & Coatings: Global Industry Guide; DNV Report on Ships

Abakan™

#1 – Oil and Gas



- **$20 trillion of oil and gas projects planned over the next 25 years**
  - $225 billion of projects announced over the next 5 years by our technology development partner, Petrobras S.A
- **Easy oil and gas is gone**
  - International Energy Agency estimates that 70% of the oil and gas fields being developed are sour and acidic
  - Sour fields require better corrosion and wear protection
- **Clad pipe**
  - Corrosion and wear resistant clad pipes are the best option for production and transportation of sour and caustic oil and gas
  - Leading oil and gas companies are evaluating capacity and availability of clad pipes for their projects. There is an URGENT NEED

Abakan™

#1 – Oil and Gas

- **Competition Building Capacity (Using Current Technologies) Due to Increasing Demand**
  - ProClad has recently completed construction of 2 very large clad pipe manufacturing facilities in the Middle East
  - Schulz GmBH has built a new clad pipe manufacturing facility in Tunica, Mississippi
  - Corus Tubes has invested heavily to increase clad pipe production capability



- **Recent Clad Pipe Orders**
  - **Saudi Aramco** awarded **Saipem** approximately a $200 million contract for cladding 22 kilometers of 36" pipes for the Wasit offshore gas field development project in the Persian Gulf
  - **Subsea 7** placed an order for 84km of clad pipes for **Butting GmbH** for the Guará-Lula NE field project in Brazil, this order is expected to be worth $300 million

Abakan™

Oil and Gas Clad Pipe – Case Study

CermaClad™ Corrosion Resistant Alloys (CRA) Clad Pipe used for production and transportation of hot and sour oil and gas in deep waters

Corrosion Resistant Clad Pipes	Weld Overlay	CermaClad™
Alloy 625 (Cost $/sq. ft.)	421	**350**
Productivity (sq. ft./hour)	5	**200**
Corrosion Rate (mpy)	60	**30**
Life	X	**2X**
Life Cycle Cost	2.5X	**X**

- Outperforms weld/laser cladding in every aspect
- Very high productivity – coat 25 km of 10" pipe with every system (40X faster)
- Eliminates issues such as buckling, dis-bonding faced during reeling with mechanically bonded pipes
- Wider tracks enable better flowability leading to reduced operational expenses
- Lowest Life-Cycle cost, and approximately 20% cheaper than weld overlay

Abakan™

#2 – Oil Sands



- <u>Oil sands mining production to double (or more) in next 5 years</u>
  - Current: 1.2 million barrels/day
  - In Five years: 3.5 million barrel/day
- **Clad Pipes**
  - Clad pipe requirement to grow concurrent with the increase in production; increasing the estimated market size from $225 million to approximately $700 million
  - Clad pipes are rotated three times per year and then replaced as wear and abrasion erode away the pipe
  - Next-generation 'Silver Bullet' materials being developed by MesoCoat are expected to provide 3X life at 2X cost, which would save producers hundreds of millions of dollars in downtime costs
- **Strategy**
  - Setting up a R&D facility in Alberta, partially financed by the Government of Alberta
  - Self finance a manufacturing facility or partner with a coatings company or end user

Oil Sands Clad Pipe – Case Study

CermaClad™ Corrosion Wear Resistant (WR) Clad Pipe used as hydro-transportation and tailings pipe for Oil Sands production and transportation

Wear Resistant Clad Pipes	Weld Overlay CrC	CermaClad™ SAM
Cladding costs ($/sq. ft.)	315	**540**
Productivity (sq. ft./hour)	5	**200**
Wear Rate (mpy)	30	**10**
Life	X	**3X**
Life Cycle Cost	2X	**X**

- Downtime costs 4X the cost of replacing the pipe, coatings and maintenance, but applying thicker layers of weld overlay does not last longer due to cracking
- Estimated to outperform weld/laser cladding in every aspect
- Very high productivity (15 km of pipe with every system, 40X faster)
- Smoother coatings enable better flow, leading to reduced operational expenses
- Resulting in the Lowest Life-Cycle cost cladding solution

#3 – Mining & Heavy Industry



- **Market Size**
  - Corrosion and wear resistant coatings represent an estimated $1 billion market for both mining and heavy industry
- **Clad pipes and plates**
  - Clad pipes for slurry lines (some as long a 600 km's)
  - Clad plates for excavators, buckers, bed liners
- **Component Coating and Repair**
  - Coating and repair of gates, valves, hydraulics, drilling tools, etc.
- **Startegy**
  - JDA with largest equipment manufacturer, Caterpillar Inc.
  - Solution providers for some of the largest component manufacturers

Abakan™

#4 – Aerospace & Defense



Market Size

- Cost of corrosion to the DoD is $23 billion/year
- DoD is the single largest customer of the protective coatings, estimated at over $500 million/year

Solution

- PComP™ coatings for aerospace and army (landing gear, turbines, hydraulics)
- CermaClad™ for ships (initially ballast and cargo tanks, decks)
- US Army featured PComP™ as the ideal chrome replacement (Toxic chrome plating is federally regulated in the US and banned in parts of Europe)

Strategy

- Continue working on JDA's with Army, Air Force and Boeing to be spec'd in for use
- Partner with General Dynamics, Northrop Grumman, Goodrich and Messier Dowty

#5 - Shipbuilding



Market Size

- Coatings cost 10% of the total shipbuilding costs
- Corrosion related maintenance, repair and downtime costs roughly 1-3X of the capital cost of ship over its design life
- Shipbuilding is a $160 billion industry and even at a conservative coatings cost @10%, this represents a $16 billion opportunity

Solution

- Change the way ships are made
- Build ships with 316L or similar clad steel (100 micron cladding) instead of applying paints and epoxies after building ships
- Offer 5-6X design life at 20% additional cost
- Recent IMO-PSPC regulation requires 15 years design life for ballast tanks, which is very difficult to achieve with current coating solutions

Strategy

- Partner with large ship brokers, agents, and shipyards
- JV with regional shipbuilding yards

Abakan

Prospective Cladding Projects

#1 Project Overview	
Potential Customer:	Petrobras S.A
Location:	Brazil
Estimated Clad Pipe Requirement:	10 kms of 10" ID CermaClad CRA corrosion resistant clad pipe for highly corrosive sulfuric acid transportation
Estimated Order Schedule:	Bid: Q1 2013, Start of Delivery: Q4 2013
Estimated Order Size:	$31 million
Financial Projections	
Estimated Revenue:	**$30 million**
Estimated EBIT:	$15 million
Estimated Net Income:	$12 million

#2 Project Overview	
Potential Customer:	Woodside Energy
Location:	Australia
Estimated Clad Pipe Requirement:	40 kms of 26" diameter CermaClad CRA corrosion resistant clad pipe for transportation of wet and highly corrosive natural gas
Estimated Order Schedule:	Bid: Q1 2013, Start of Delivery: Q1 2014
Estimated Order Size:	$315 million
Financial Projections	
Estimated Revenue:	**$315 million**
Estimated EBIT:	$153 million
Estimated Net Income:	$122 million

Abakan

Prospective Cladding Projects

#3 Project Overview	
Potential Customer:	Imperial Oil
Location:	Canada
Estimated Clad Pipe Requirement:	30 kms of 26" diameter CermaClad WR wear resistant clad pipe for hydro-transportation of highly abrasive Oil Sands slurry
Estimated Order Schedule:	Bid: Q1 2013, Start of Delivery: Q1 2014
Estimated Order Size:	$145 million
Financial Projections	
Estimated Revenue:	**$145 million**
Estimated EBIT:	$70 million
Estimated Net Income:	$56 million

#4 Project Overview	
Potential Customer:	BP
Location:	Gulf of Mexico
Estimated Clad Pipe Requirement:	50 kms of 10-24" diameter CermaClad CRA corrosion resistant clad pipe for production of highly caustic crude Oil
Estimated Order Schedule:	Bid: Q4 2014, Start of Delivery: Q1 2016
Estimated Order Size:	$243 million
Financial Projections	
Estimated Revenue:	**$243 million**
Estimated EBIT:	$118 million
Estimated Net Income:	$94 million

Abakan™

Planned Manufacturing Facilities

- **R&D Center** – Euclid, Ohio
- **Demonstration, Component Repair Facility** – East Lake, Ohio
- **Plant 1** – Euclid, Ohio
  - 1 line CermaClad CRA, 2 Thermal Spray cells
- **Plant 2** –Brazil
  - 4 line CermaClad CRA
- **Plant 3** – Euclid, Ohio
  - 160 tons PComP Powder Production
- **Plant 4** – Alberta, Canada
  - 4 line CermaClad WRA
- **Plant 5** –Middle East
  - 4 line CermaClad CRA
- **Plant 6** – Houston, USA
  - 4 Cell PComP Coating Facility
- **Plant 7** – Brazil
  - 320 tons CermaClad powder production
- **Plant 8** – Euclid, Ohio
  - 4 Cell PComP Coating Facility
- **Plant 9** – Batam, Indonesia
  - 4 Line CermaClad CRA
- **Plant 10** – Alberta, Canada
  - 4 Cell PComP Coating Facility
- **Plant 11** – International
  - 4 line CermaClad WRA
- **Plant 12** – Alberta, Canada
  - 4 line CermaClad WRA
- **Plant 13** – USA
  - CermaClad 4 line CRA

Abakan

Financial Snapshot

4-line Manufacturing Facility Overview Projections:

- Capital costs: $16 million
- Working Capital: $4 million
- Production Volume: 90 kms of 10" clad pipe
- Revenues: $270 million
- COGS: $150 million
- EBIT: $100 million
- Break Even: 14%



Revenues & Costs
$300,000,000.00
$250,000,000.00
$200,000,000.00
$150,000,000.00
$100,000,000.00
$50,000,000.00
$-
1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77 81 85 89 93 97
% Utilization (Plant/Capacity)
Revenue
Cost
Cost + Investment

Abakan Financial Projections

(Projections, '000's)	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017
Total Revenue	$6,685	$125,497	$447,712	$665,609	$949,658
EBIDTA	$2,607	$48,944	$174,607	$259,587	$370,366
Net Profit (After Tax)	**$1,604**	**$30,119**	**$107,540**	**$159,746**	**$227,918**

Abakan™

Capital Structure

Ticker Symbol	ABKI
Recent Share Price	$2.80
Shares Outstanding	62M
Options	5.3M
Warrants	3.6M
-1.3M @ $1.25 to 2/14	
-1.4M @ $1.50 to 4/13	
-0.7M @ $2.00 to 4/14	
-0.2M @ $2.70 to 10/14	
Convertible Debentures ($2.7m @ $1.00 to 4/13)	2.7M
Fully Diluted	73.6M
Fully Diluted Market Cap	$198.7M
Cash	$0.8M
Poss. $ from Exercise of Options & Warrants	$10.5M
Debt	$0.3M



ABAKAN INC
ABKI
Oct 25, 2012
© Yahoo!
May 12
Jun 12
Jul 12
Aug 12
Sep 12
Oct 12
3.0
2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
Volume
150.00
100.00
50.00
0.00
Thousands

Shareholder Structure

Insider Shareholders	37%
Closely Held	47%
Free Float	16%
(Institutional	3%)

Summary

- **Materials. Technology. Performance.**
- **Multi Billion Dollar Markets**
  - Highest performance and value, low cost solutions
- **Lowest capital costs in the Industry**
  - Highest revenue potential per asset $
  - Projected break even @ 14% plant capacity
- **Validated industry need, Fortune 100 clients**
- **Experienced management team**
- **Exceptional multi-national network of sponsors and partners**
- Opportunity to **deploy strong cash flows** from early success **into other meaningful industry verticals:** Shipping, Infrastructure, Mining, Heavy Equipment, and Aerospace

GAME CHANGING TECHNOLOGIES

+

'A' TEAM

+

BILLION DOLLAR MARKETS

+

INDUSTRY VALIDATION

Thank You

